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                               SEMI-ANNUAL REPORT
                                  (Unaudited)
                                 April 30, 1997
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                             Third Avenue Value Fund


Dear Fellow Shareholders:

At April 30, 1997, the unaudited net asset value attributable to the 34,188,530 common shares outstanding of the Third Avenue Value Fund ("TAVF" or the "Fund") was $26.86 per share. This compares with an unaudited net asset value of $27.27 per share at January 31, 1997, and an unaudited net asset value of $22.42 per share at April 30, 1996, as adjusted for subsequent distributions. At May 15, 1997, the unaudited net asset value was $28.11 per share.


QUARTERLY ACTIVITY

During the second quarter of fiscal 1997, the Fund established new positions in 9 issues, increased its holdings of 12 securities, reduced its positions in 2 issues, and eliminated holdings in 5 investments:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$50,000,000 notional amount         U.S. Dollar-Japanese Yen Swap
                                    (the "Swap")
1,000,000 shares                    American Government Income
                                    Fund, Inc. ("AGIF Common")
375,400 shares                      Boston Communications
                                    Group, Inc. Common Stock
                                    ("BCG Common")
51,500 shares                       FDP Corp. Common Stock
                                    ("FDP Common")
272,500 shares                      Glenayre Technologies, Inc. Common
                                    Stock ("Glenayre Common")
500,000 shares                      Nissan Fire & Marine Insurance Common Stock
                                    ("Nissan Common")
88,500 shares                       Physio-Control International Corp.
                                    Common Stock ("Physio Common")
53,600 shares                       Sparton Corp. Common Stock
                                    ("Sparton Common")
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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED (CONTINUED)

1,446,000 shares                    The Sumitomo Marine & Fire
                                    Insurance Co., Ltd. Common Stock
                                    ("Sumitomo Common")

                                    INCREASES IN EXISTING POSITIONS

$21,384,661                         FHLMC-GNMA Inverse Floater due
                                    6/17/20 ("Inverse Floater")
100,000 shares                      American Physicians Service Group,
                                    Inc. Common Stock ("APSG
                                    Common")
25,000 shares                       Financial Security Assurance Holdings
                                    Ltd. Common Stock ("FSA Common")
146,200 shares                      First American Financial Corp.
                                    Common Stock ("FAF Common")
638,900 shares                      FSI International, Inc. Common Stock
                                    ("FSI Common")
28,000 shares                       J & J Snack Foods Corp. Common Stock
                                    ("J & J Common")
13,300 shares                       John Nuveen & Co., Inc. Class A
                                    Common Stock ("Nuveen Common")
100,000 shares                      Silicon Valley Group, Inc. Common
                                    Stock ("SVGI Common")
500,000 shares                      Stewart Information Services Corp.
                                    Common Stock ("Stewart Common")
82,000 shares                       Texas Micro Inc. Common Stock
                                    ("Texas Micro Common")
394,600 shares                      Tokio Marine & Fire Insurance Co.,
                                    Ltd. American Depository Receipts
                                    ("Tokio ADRs")
9,100 shares                        Weis Markets, Inc. Common Stock
                                    ("Weis Common")

                                    POSITIONS REDUCED
$4,150,000                          Kmart Debentures ("Kmart Credits")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    POSITIONS REDUCED (CONTINUED)

169,400 shares                      Piper Jaffray Companies, Inc. Common
                                    Stock ("Piper Common")

                                    POSITIONS ELIMINATED

$1,538,324                          Combined Investors Mortgage Debt
                                    ("Combined Mortgage Debt")
100,000 shares                      Digital Equipment Corp. Common Stock
                                    ("DEC Common")
119,200 shares                      Emerging Markets Infrastructure Fund,
                                    Inc. ("EMIF Common")
85,000 shares                       Fischer Imaging Corp. Common
                                    Stock ("Fischer Common")
12,103 shares                       Silicon Graphics, Inc. Common Stock
                                    ("Silicon Graphics Common")

During the quarter, there was a real bear market in small-cap, high-tech issues. Securities prices cratered. TAVF used this market situation to invest funds into the common stocks of a number of extremely well-capitalized small-cap, mostly high-tech issuers. These acquisitions encompassed APSG Common, BCG Common, FDP Common, Glenayre Common, J&J Common, Sparton Common , SVGI Common and Texas Micro Common. The Fund strayed slightly from its criterion that these small-cap issuers should be extremely strongly financed when it acquired a position in Physio Common, a manufacturer of heart defibrillators. This company's balance sheet seems OK but not superstrong. Physio appears to have a reasonably good competitive and product position in defibrillators, a key emergency device when sudden cardiac arrest, a major cause of death in this country, occurs. There is a school of thought that defibrillators ought to become as common as, say, fire extinguishers. If they do, and if Physio maintains its competitive position, Physio Common ought to become a very interesting long-term holding for the Fund.

The Fund also added to its positions in FAF Common, FSA Common, Nuveen Common, Weis Common and Stewart Common during the quarter. TAVF acquired its relatively large block of Stewart Common at the end of April at a price representing a slight discount from market. TAVF now owns approximately 15% of the outstanding Stewart equity capitalization.

Since the cash flows for AGIF Common and the Inverse Floaters come solely from U.S. Government Bonds or U.S. Government Agency Bonds, these investments equate

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to an alternative  use of cash for TAVF. On a reasonable  worst case basis,  the yield to maturity, to call, or to tender on these commitments ought to be around 8%; on a base-case basis, the returns ought to be better, maybe a 10% yield to call, tender or maturity.

The investments in Combined Mortgage Debt and Kmart Credits matured. The Fund closed out its position in DEC Common because operations continue to be disappointing. DEC probably is an attractive acquisition candidate but we sold anyway. Fischer Common was sold because operating results have been disappointing and Fischer no longer enjoys a strong financial position. Silicon Graphics Common was an inconsequential position which had been received as part of the consideration paid by Silicon Graphics to acquire Cray Research. The disposition of a portion of our holdings of Piper Common was a continuation of the sales program started during the prior quarter.

Even though I have no specific evidence, I am more convinced than ever that massive securities frauds have to be taking place in a number of largely unregulated stock markets in emerging countries. In those countries, direct investments with local partners is tough enough. Passive security investments without regulatory controls has to be impossible. Note that it was securities fraud that precipitated the recent revolution in Albania. Because of this distrust of emerging markets, TAVF sold its position in EMIF Common.

The April 30 quarter was an interesting one for its effects on various portfolio holdings. Takeovers at substantial premiums above market were announced for five companies whose common stocks the Fund holds: Alex. Brown, Destec Energy, Security Capital, Security-Connecticut and Tencor Instruments.


THE JAPANESE NON-LIFE INSURERS

At April 30, TAVF held almost $48 million market value of the equity securities of three Japanese non-life insurance companies - $37 million in Tokio ADRs, $9 million in Sumitomo Common and almost $2 million in Nissan Common. Viewing these companies as if they were closed-end investment companies with their portfolios of marketable securities valued at market, Tokio ADRs at April 30, 1997 were trading at a 53.2% discount from March 31, 1996 Net Asset Value ("NAV"), Sumitomo Common at a 58.7% discount from March 31, 1996 NAV and Nissan Common at an 81.3% discount from March 31, 1996 NAV. NAVs will have fallen for all three issuers since March 31, 1996 because the Japanese stock market is down. Yet the current discounts will remain huge and also highly unusual. For example, according to the Wall Street Journal listing of closed-end investment companies, none of the approximately 600 closed-end investment companies existing in the

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United States sell at a discount of as much as 35%. The average U.S.  closed-end probably trades at a discount of under 15%. Nor do any of the U.S. closed-ends seem to have "hidden assets". Tokio and Sumitomo, to my knowledge, own substantial amounts of real estate worth substantial premiums over book carrying values. Virtually none of the U.S. closed-ends have profitable operations. Tokio, Sumitomo and Nissan all run profitable insurance underwriting businesses without taking into account investment incomes.

David Barse and I spent 4 days in Japan at the end of March visiting insurance companies, investment banks, a Big Six accounting firm, and a commercial bank. In a sense, the trip was a boondoggle because mostly we asked the wrong questions, and while we saw a lot of the right people, we did not see enough of them, especially officials of the Ministry of Finance ("MOF") and the non-life insurance industry trade association. (The boondoggle aspect of the trip is not a TAVF problem because EQSF Advisers, Inc., TAVF's investment adviser, picked up the entire cost of the trip). The primary purpose of the trip at its outset was to determine if Tokio was as high a quality issuer as we thought it was and if Tokio ADRs were selling as cheaply as we thought they were. In other words, was the extensive analyis of Tokio which I wrote about in the TAVF report for the first quarter of fiscal 1997 essentially valid? David and I really didn't have to take a 13,000 mile flight each way to find out that our basic analysis was valid, that Tokio was even higher quality than we thought originally, and that Tokio ADRs, based on static fundamentals, was a dirt cheap equity.

The key questions David and I should have been asking revolve around how, if at all, Tokio and other non-life insurers might redeploy their billions of dollars of surplus-surplus away from their plain vanilla Property and Casualty ("P&C") businesses in the years just ahead. Virtually all of these surplus-surplus assets are in marketable securities, both performing loans and passive, non-control, common stock positions. We do not know if anyone at Tokio, Sumitomo, or Nissan is even thinking in redeployment terms, except that both Tokio and Sumitomo brought new life insurance subsidiaries into operation in October 1996.

It seems inconceivable to me that a Tokio, or Sumitomo, or Nissan situation could exist for very long in the United States in the 1990s. In this country managements, promoters and investment bankers would be all over these companies (and their regulators such as the MOF) to undertake one or more of various actions to arbitrage between the low stock market prices for the equities and the huge amounts of surplus-surplus. These other actions would encompass management, or leveraged, buyouts; having the companies enter new businesses such as Money Management either through direct entry or by acquisitions; acquisition by others of control of these companies, either friendly or hostile; joint ventures with non-Japanese insurers and others; and/or causing the

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companies to make massive  distributions to  shareholders,  perhaps by buying-in common stocks via open market purchases, tender offers, or cash mergers.

On reflection, my experience in Tokyo was sort of a time-warp bringing me back to what the capital markets climate was in the United States 30 or 40 years ago. Then there existed a plethora of well-financed companies, run by competent managements who had little or no equity stakes in the businesses and whose interests focused strictly on the day -to- day operations of their enterprises; quite oblivious to how the surplus resources in their companies might be redeployed.

Japan is, however gingerly, entering the "Big Bang" era in which financial institutions are to be increasingly deregulated. As a result of the "Big Bang", P&C underwriting ought to become increasingly competitive as Japanese life insurance companies start to write P&C, foreign insurers battle for market share, and price competition becomes a factor in the P&C industry starting in July 1998. How, if at all, will Tokio, Sumitomo, Nissan and others redeploy their surplus assets as a logical concomitant of the "Big Bang"? I don't know. Interestingly enough, the non-life insurers such as Tokio, Sumitomo and Nissan seem to be the only financial institutions in Japan which are capital rich, based in part on the gigantic amount of unrealized capital gains in their common stock portfolios. The other financial institutions, especially the commercial banks, appear to be woefully capital short, based mostly on the gigantic amount of unrealized and realized losses in their loan portfolios.

Japan remains a country with a very high savings rate and an aging population increasingly interested in retirement plans. Money management could be a rather attractive business for a number of non-life companies which are already experienced in managing large portfolios of marketable securities. Further, Tokio, Sumitomo and Nissan, among others, can call on large, experienced sales forces which have traditionally marketed P&C personal lines which have significant savings components; both Tokio and Sumitomo are extremely pleased with the results so far from their October 1996 entries into life insurance.

TAVF is thinking of becoming slighty proactive in exploring the possibilities of having one or more non-life companies set up investment subsidiaries whose assets would consist of a portion of its parent's surplus marketable securities. The common stock of this subsidiary might then be distributed to non-life company shareholders, at which point the non-life company would jump start its way into money management as the investment adviser to a publicly traded investment company. To start, the Fund has asked legal counsel to prepare a memorandum exploring the regulatory and income tax implications of having a

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non-life  company do something along these lines.  Such a course would certainly be in the spirit of the "Big Bang". Is something like this do-able? Probably not, at least for several years, but it certainly seems worthwhile to explore preliminarily from a TAVF point of view.

Insurance operations are, of course, not divorced from asset redeployments. For most P&C activities there is a relative ease of exit. Ease of exit is one of the characteristics that contributes to making the equities of certain well-managed financial institutions attractive. If certain lines of business, say auto physical damage, become unattractive, a P&C company can stop writing new business, and run-off, and/or reinsure, the old book. It seems hard for anyone, including the managements of Tokio, Sumitomo and Nissan, to know in 1997 how the competitive forces to be introduced by the "Big Bang" will play out. If overcapacity and cut-throat pricing start to be characteristic of certain lines, the better run companies in the non-life industry will take actions involving asset redployments and not just stick to day-to-day operations. Suffice to say, the companies in which TAVF has invested have more than adequate financial resources to both look at new areas for investment and to gracefully retire from lines of business that might, on a long-term basis, become too competitive.

When we wrote about Tokio in the January 1997 TAVF Shareholder Report, we cited a number of specific risks for Tokio and for the ADRs. These enumerated risks were operating risks, lack of information risks, regulatory risks, transaction risks, non-diversification risks, political risk, market risk and currency risk. During the April 1997 quarter, the Fund reduced, for a one-year period, currency risk by entering into the Swap. In simplest form, and on a notional basis, the Swap involves having TAVF long $50 million U.S. Treasuries paying in U.S. dollars and short $50 million Japanese government bonds requiring service in Japanese Yen. Within the Swap, there is a positive interest carry of 5.62% so that interest income to the Fund will be about $2.8 million over the one-year period. If the Yen weakens, it will take fewer U.S dollars to close out the Swap and at the same time TAVF would receive fewer U.S. dollars on the sale of Yen-denominated assets such as the Tokio, Sumitomo and Nissan equities. Thus the hedge against currency risk. If the Yen strengthens, there should be unrealized capital gains in the portfolio of Japanese equities offset by realized, ordinary losses on the Swap.

The investments in Sumitomo Common and Nissan Common probably represent a step-down in quality from Tokio ADRs. However, if good things happen, Sumitomo Common and Nissan Common may well have more upside potential. More importantly, for each of the three issues, the quality seems plenty good enough.

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TAVF, INDEX FUNDS AND EXCESS RETURNS

TAVF competes with Index Funds for investor dollars. The Fund, over its six year history, appears to have outperformed any relevant Index, or Index Fund, over the long term and on average, although TAVF has not outperformed Indexes "consistently".

The justification for the existence of Index Funds is grounded in academic finance theory - to wit, the Efficient Market Hypothesis ("EMH"), and to a lesser extent, Efficient Portfolio Theory ("EPT"). The underlying tenet driving EMH and EPT is that no one outperforms any market consistently. Consistently means all the time. Therefore, according to EMH, an Outside, Passive, Minority Investor ("OPMI") is best served by investing in a low expense, low turnover vehicle that tries only to match the performance of a market segment or index - to wit, an Index Fund. After all, for EMH and EPT, the very definition of market efficiency is that no OPMI can earn excess returns consistently. Why go to the expense and trouble, therefore, of having managed portfolios? According to EMH, it is a waste of time to attempt to analyze on a fundamental basis Tokio ADRs.

The kindest thing anyone can say about EMH is that it overgeneralizes. Probably, the most realistic thing anyone can say about EMH is that it is extremely sloppy science. For analytic purposes, the overgeneralizations of EMH can be subsumed in four beliefs which seem to make up the very essence of EMH:

         1) The one way to measure investment results is to measure performance as achieved CONSISTENTLY on a total return basis.

         2) All relevant information is incorporated in a security's market price at any given moment. New information is reflected in a security's market price instantaneously.

         3) There exists a universal price equilibrium which reflects value for all purposes all of the time.

         4) Only one market, the OPMI market, measures the cost of capital.

HOW TO MEASURE INVESTMENT RESULTS

Of course, no one outperforms any market consistently, i.e., all the time. No fundamentalist with an IQ over 75 even tries to outperform a market consistently. To do so would result in unsound speculation since the fundamentalist, instead of identifying the underlying value of a business and its securities, would be required to concentrate on trying to figure out what a

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market  price for a  security  might be by  identifying  what is  popular at the moment, or what is about to become popular. However, many intelligent investors do outperform markets and indexes, over the long term and on average though few, if any, do it consistently.

For EMH, the failure to outperform markets consistently is cited as overwhelming proof that the OPMI market is efficient. Efficiency is defined as the failure of market participants to earn excess returns consistently. The underlying problem here for EMH is that it proves too much. EMH describes OPMIs who, like academics, are chartist-technicians. A chartist-technician is a market participant who derives conclusions from the study of market prices and the study of the behavior of securities markets. EMH seems valid for a narrow special case rather than for all OPMI investing. EMH seems valid where the following conditions exist:

         1) the participants in the market are short-term traders seeking to maximize a risk-adjusted total return consistently, which return is realizeable daily in cash by sale to a market.

         2) the  instruments  in which  investments  are made  are  analyzed  by reference to a very limited number of computer programmable variables. These instruments, in the securities field, encompass the following:

            a) credit instruments without credit risk;

            b) derivative    securities   including   options,    warrants   and
               convertibles;

            c) risk  arbitrage  securities  where risk  arbitrage  is defined as investing in situations where there is likely to be relatively determinant workouts in relatively determinant periods of time; and

            d) any security being analyzed by an OPMI who is entirely focused on securities prices and the behavior of markets to the exclusion of trying to know anything fundamental about a company and the securities it issues.

Further, there are many OPMI markets where participants' goals are something other than total return, whether consistent, on average, or long term. Probably, more OPMI money is seeking reasonable cash return from interest and dividends than are seeking total return from cash return plus appreciation. The EMH literature tends to view Total Return as the unitary goal of OPMIs.

THE ROLE OF INFORMATION IN TAVF'S MARKETS

TAVF is an OPMI without access to superior information. In EMH it is postulated that corporate insiders frequently have superior information. According to EMH, no OPMI without access to superior information can outperform a market consistently.
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The Fund,  of course,  seems to have  outperformed  the market,  or any relevant index, by a fairly wide margin over the long term and on average. TAVF has, indeed, earned excess returns. As far as I can tell, the reason why the Fund has done so well has nothing to do with an availability of superior information. Rather, it has to do with TAVF having the ability to use available information in a superior manner.

How has available information been used by TAVF in a superior manner? Instead of concentrating on current and forecasted price-earnings ratios, the Fund is concentrated first and foremost in common stock investing on the quality of resources controlled by the business, and secondarily, on the quantity of resources. Instead of worrying about the near-term outlook, TAVF focuses on the long-term outlook, say over the next 3 to 7 years. How a company's quarterly earnings as reported compare with consensus forecasts tends to be highly important to traders and short-run speculators; the same numbers are a matter of indifference for TAVF. Instead of trying to predict where a security might sell in an OPMI market, the Fund tries to figure out what the business might be worth were it either private or a takeover candidate. In the analysis of credit instruments with credit risk, TAVF's research is covenant driven to the exclusion of a concentration on quantitative analysis.

It is understandable that proponents of EMH would have virtually no conception that different market participants use the same information in different ways, and that even when they use the same information in the same way, they are likely to weigh individual items of information quite differently in coming to investment conclusions based on the available mix of information. EMH proponents are chartist-technicians with a trading mentality. They seem totally untrained in fundamental analysis. They seem to have little institutional background. Or, as is stated in the preface to the leading academic text, Principles of Corporate Finance by Brealey and Meyers: To understand EMH, Algebra is more important than Financial Accounting.


THERE IS NO UNIVERSAL PRICE EQUILIBRIUM

There is absolutely no evidence extant that the price of a common stock traded in an OPMI market multiplied by the number of common shares outstanding plus the value of senior securities outstanding establishes the value of a business for all purposes. In contrast, William F. Sharpe, a Nobel Laureate and a firm believer in Index Funds, states on Page 67 of the Third Edition of his book, Investments, "Every security's price equals its investment value at all times". If Professor Sharpe really believes this, I own a bridge that goes to Brooklyn which I would like to sell to him.
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The facts are that there are all sorts of values for a business or common  stock depending on who you are and what you are doing and how you opt to analyze. The worth of a common stock is one thing if you are an OPMI trader. It is something else if you are seeking to put together a leveraged buy-out. The price a venture capitalist will pay to finance a start-up company is only a small fraction of what the price for that company's common stock would be in an Initial Public
Offering ("IPO"). The insiders' ideas of the basic worth of a common stock issuable as the consideration for an acquisition frequently will have no relationship to the market price of the common stock in the OPMI market. Control common stock tends to be a different commodity than OPMI common stock with rather completely different valuations. Control common stock has different pricing than OPMI common stock not only because values are attributed to the benefits of control, but also, and more importantly, a control person will look at different factors in valuing a common stock than will an OPMI trader, and insofar as the same factors are considered, weights to the factors will be quite different. In analyzing a company or a common stock, control persons tend to be a lot more like TAVF than they are like traders seeking to maximize a risk-adjusted total return consistently.

OPMI market prices can be either a realization figure or an indicator of value or both. They frequently are not a good indicator of value. They never are a universally useful indicator of value, Professor Sharpe, and EMH believers, notwithstanding.


MYRIAD MARKETS EXIST; THE OPMI MARKET IS JUST ONE MARKET

A market is defined as an arena in which participants reach agreement as to price, and other terms, which each of the participants believes are the best reasonably achievable under the circumstances.

Myriad markets exist, divided into capital markets and other markets. Capital markets include OPMI markets for debt and equity, bank debt markets, private claims markets, debtor-in-possession lending markets, capital infusions into companies markets, leasing markets and real estate markets. Other markets include markets for top management compensation, consensual plan markets, settlement of stockholder litigation markets and vendor-vendee markets.

The cost of capital for each of these markets has no necessary, close relationship to capital costs in OPMI markets although there exists intra-market competition, e.g., should an issuer market a new debt issue publicly rather than privately. (Here, incidentally, the decision is based on all terms and conditions, not just price as measured by interest rates--something that seems to receive no recognition in EMH).

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                                       11
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EFFICIENT MARKETS MEAN THAT EXCESS RETURNS WILL BE EARNED IN CERTAIN MARKETS

Insofar as external forces impose strict disciplines on a market, it becomes difficult for market participants to earn excess returns. However, insofar as external disciplines are lax, or non-existent, efficiency has to mean that excess returns will be earned. That is simply part of the definition of a market where each participant tries to do as well as they reasonably can under the circumstances.

Who or what are these external forces imposing disciplines on markets? The list includes the following:

           Competition among buyers and sellers
           Boards of Directors
           Government Regulators
           Creditors
           Rating Agencies
           Vendors
           Customers
           Labor Unions
           Communities
           Litigations and Courts
           Taxing Authorities
           Control, non-management, shareholders

It appears difficult for OPMI traders, given the strict external disciplines imposed upon them, to earn excess returns over the long term or on average. It seems well nigh impossible for them to earn excess returns consistently.

Given competition among buyers and sellers, a strict regulatory frame-work and a virtual absence of promotional edges in the forms of superior information, trading edges, or payments to traders of fees, commissions and expenses, OPMI traders face a situation that is a simulation of what economists call pure and perfect competition. Transactions take place at that price determined by the intersection of an upward sloping demand curve and a downward sloping supply curve. No participant in this market has an edge. None have superior information, none by their trading activity can influence market prices, and none get any promoters' edges.

Interestingly enough, regulators, including the Securities and Exchange Commission, and Self-Regulatory Organizations, have had to erect an elaborate police state in order to create the conditions of pure and perfect competition where OPMI traders are likely to be precluded from earning excess returns. This seems a special case rather than a description of most markets.

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                                       12
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An  examination  of other  markets  shows that excess  returns are earned rather persistently. These other markets include the following:

           The market for top management compensation. Boards of Directors impose little or no external discipline.

           The market for Investment Company management fees. Competition in the industry rarely seems to take the form of price competition. Closed-end managements are insulated in office by numerous shark-repellents despite sometimes poor performance and stock prices that represent meaningful discounts from net asset values.

           Securities salespersons' compensations when marketing IPOs where the salespersons can offer exclusive products which are designed to be easy sells and where sales compensation is many times larger than is the case for securities traded in secondary markets.

           Market makers and Stock Exchange Specialists.

           Investment Bankers rendering fairness opinions.

           LBO promoters and other hedge fund operators.

Excess returns, theoretically, cannot exist insofar as the value of an asset is determined solely by reference to what can be earned on that asset. The argument lacks practical significance. It would be a real one if it could be argued that the value of any asset is always accurately and fully reflected for all purposes in OPMI market prices. There is no evidence that this is so. Believing that it is so defies readily observable common sense.

I will write you again when the quarterly report for the period to end July 31, 1997 is published.

Sincerely yours,


/s/Martin J. Whitman
--------------------
Martin J. Whitman
Chairman of the Board


--------------------------------------------------------------------------------
                                       13
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                                     [LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND


Dear Fellow Shareholders:

Welcome to the Third Avenue family's newest fund, Small-Cap Value, which commenced operations on April 1, 1997. At April 30, 1997, the unaudited net asset value attributable to the 766,110 common shares outstanding of Small-Cap Value was $10.05, compared with the Fund's opening net asset value at April 1, 1997 of $10.00. At May 15, 1997, the unaudited net asset value attributable to the 1,121,235 common shares outstanding was $11.10.

Writing Small-Cap Value's first shareholder letter, I thought it might be appropriate to briefly spotlight Small-Cap Value's raison d'etre. While we will continue to employ the same value-oriented discipline that pervades the investment process at Third Avenue Value Fund ("TAVF"), our flagship fund, Small-Cap Value will focus solely on the equity securities of smaller companies. In this regard, Small-Cap Value is distinct from its sister fund, TAVF, which can, and does, invest in the debt and equity of both large and small companies. Small-Cap Value also may concentrate its holdings to a higher degree than TAVF.


QUARTERLY ACTIVITY

In its first month of operations, Small-Cap Value established positions in the common stocks of eight companies, representing 56% of the fund's net assets, as follows:

NUMBER OF SHARES                    ISSUE
50,000                              Boston Communications Group, Inc.
                                    Common Stock ("BCG Common")
35,000                              Financial Security Assurance Holdings Ltd.
                                    Common Stock ("FSA Common")
10,200                              First American Financial Corp.
                                    Common Stock ("FAF  Common")
50,000                              FSI International, Inc.
                                    Common Stock ("FSI Common")
77,500                              Glenayre Technologies, Inc.
                                    Common Stock ("Glenayre Common")
72,500                              Shiva Corp. Common Stock
                                    ("Shiva Common")

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                                       14
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                                     [LOGO]

NUMBER OF SHARES                    ISSUE
17,000                              Skyline Corp. Common Stock
                                    ("Skyline Common")
25,000                              Value City Department Stores, Inc.
                                    Common Stock ("Value City Common")

Shareholders of TAVF will recognize at least a few familiar names from the list above, including FSA, FAF, and FSI. The price of FSA Common, one of TAVF's long-time holdings, declined to attractive buying levels in April on perceptions, I believe, that it would be victimized by problems in the sub-standard auto business, to which it supplies credit enhancement; and the perception, perhaps, that higher interest rates would hurt the company's earning power. FSA protects itself in the former case with heavy over-collateralization and by adjusting fee levels to the point where it should not suffer any major setbacks stemming from the sub-standard sector's problems. On the contrary, demand for credit enhancement actually should increase as a result of problems in the sub-standard auto business, boosting demand for FSA's services. With regard to higher interest rates, a trade-off exists. Higher rates mean that the current market value of FSA's bond portfolio falls, but that the company's future investment income will grow. FAF Common also declined to attractive buying levels, following a slowdown in real-estate (refinancing) activity in the first quarter. FSI remains on track in its chemical management business, though challenges remain with regard to the introduction of new products in its other businesses and with improving capacity utilization of its recently expanded plant and facilities.

New names include BCG Common, Glenayre Common, Skyline Common, Shiva Common and Value City Common. With respect to the high-tech names--BCG, Glenayre and Shiva--Small-Cap Value took advantage of a bear market in the small-cap, high-tech sector to acquire these common stocks at prices well below our estimate of those companies' private market values. BCG and Glenayre, both providers of equipment and services to the wireless telecommunications industry, face different sets of challenges. BCG's challenge, as I see it, is one of building new businesses as growth in its core business flattens. One of its newest businesses, prepaid wireless services, looks particularly interesting. Glenayre's challenge looks quite different. It faces stiff competition from Motorola and others at the same time that its core domestic paging business has stalled. With skill and luck, Glenayre can grow its non-paging businesses as well as its overseas businesses to offset a declining domestic business. Shiva, a provider of data networking gear, specifically remote access equipment, has seen its market cap fall in the past year to around $300 million from over $2 billion a year ago. Despite its award-winning technology, Shiva has lost market share to data networking behemoths, Cisco Systems and Ascend Communications,

--------------------------------------------------------------------------------
                                       15
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                                     [LOGO]

primarily on the basis of price/performance issues. And while I expect the data networking "pie" to continue to grow at healthy rates, it's unclear whether Shiva will have the wherewithal to compete effectively. With a new pricing strategy, new management, including a newly-elected president, and assistance from its strategic partner, Northern Telecom, Shiva may just make it as a going concern. If not, Shiva may end up as part of a larger organization in what is a rapidly consolidating industry.

Skyline and Value City are two decidedly "low-tech" issues. Skyline, a maker of manufactured housing and recreational vehicles, appears to be very conservatively run and is a veteran of the manufactured housing business. Two trends characterize the manufactured housing industry today: growth and consolidation. The growth in the industry, which has outpaced that of site-built homes, stems from improving quality, attractive pricing and better acceptance among lenders, albeit mortgage financing for manufactured housing is nowhere near as attractive for home-owners as are the long-term mortgages available for site-built housing. Consolidation has become more important in this fragmented industry, as some participants integrate vertically, while others scoop up the numerous "mom and pops" with no critical mass.

Value City, an operator of approximately 95 off-price retail stores with nearly $1 billion in revenues, appears extraordinarily cheap, and is guided by industry veteran Jay Schottenstein. At current prices, shareholders are paying less than $0.30 for every dollar of company revenues.


A WORD ABOUT SPECULATIVE EXCESS

Most of the growth stories that have gripped Wall Street in the past 50 years have had underlying merit, whether the stories involved titanium, uranium, bio-medicals, or electronics. The problem with the story stocks, though, has been that investor-speculators paid too much for the issues, acquiring them at the times they were most popular. In the past year or two, speculative excesses have manifested themselves most prevalently in the market prices for common stocks of many high-technology companies, particularly in the IPO markets. Beginning six to nine months ago, a veritable bear market for many small-cap, high-tech issues began, in which market capitalizations shrank by as much as 40% to 80%. Caught in the middle were many mutual fund managers, most of whom were "momentum" investors. It isn't that the companies they bought lacked merit, it is that they priced the common stock issues too high, with little regard for the issuer's staying power or financial strength.

How do we at Third Avenue differ? Our investment mantra at Third Avenue has been, and will continue to be, "safe and cheap." We want our companies

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                                       16
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                                     [LOGO]

well-capitalized--and   in  the  case  of  high-tech   issues,   extraordinarily
well-capitalized--to ensure staying power during times of disappointment and duress. Our focus on financial strength is the safe part.

The cheap part comes from pricing the security properly. We, as buy and hold investors who do not engage in short-term trading, have always maintained that the less you pay for a security, the less the investment risk and the greater the potential reward. In the case of high-tech issues, we like to pay no more than what we believe first or second stage venture capitalists pay, meaning a modest premium over the net asset value of the company. In reality, for high-tech issues, we probably end-up paying a bit more than a venture capitalist, but we also get an investment in a well-financed company, which is already public.

In essence, we like to buy growth without paying for it. Typically, this means that we have to live through a period of short-term pain as the companies we buy progress through a transition, reinvent themselves, or search for a new means to create value. We could not otherwise get our kind of pricing. We try not to "pay" for growth, and the dismal short-term outlook of many of our companies tends to reflect that fact.

I look forward to writing you again when we publish our next quarterly report dated July 31, 1997.

Sincerely,


/s/Curtis R. Jensen
-------------------
Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund


--------------------------------------------------------------------------------
                                       17
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                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1997
                                   (UNAUDITED)






                 PRINCIPAL                                                VALUE      % OF
                 AMOUNT ($) ISSUES                                      (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES--1.39%
                2,111,482   Olympic Automobile Receivables Trust
                            Series 1995-E CTFS, Subordinated Bond,
                            5.95% due 6/15/02                        $ 2,101,920
                3,941,987   The Money Store Home Equity Trust
                            Series 1992-A A, 6.95% due 1/15/07         3,930,595
                6,754,108   The Money Store Home Equity Trust
                            Series 1995-B A3, 6.65% due 1/15/16        6,756,901
                                                                      ----------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $12,876,980)                        12,789,416   1.39%
                                                                      ---------
--------------------------------------------------------------------------------------------
BANK DEBT--0.20%
Oil             1,845,419   Cimarron Petroleum Corp. (c) (d)           1,864,645   0.20%
                                                                      ----------
                            TOTAL BANK DEBT (Cost $1,864,645)          1,864,645
                                                                      ----------
--------------------------------------------------------------------------------------------
CORPORATE BONDS--0.23%
Membership      1,505,898   Thousand Trails, Inc.,
Sports &
Recreation Clubs            Pay-In-Kind Notes 12%, 7/15/03             1,287,543   0.14%
                                                                      ----------
Retail            850,000   Kmart Corp., 8.54%, 5/08/97                  854,250   0.09%
                                                                      ----------
                            TOTAL CORPORATE BONDS
                            (Cost $1,978,754)                          2,141,793
                                                                      ----------
--------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS--4.31%
                2,889,650   Federal Home Loan Mortgage Corp.
                            Collateralized Mortgage Obligation,
                            Series 1635 K, Inverse Floater
                            6.60134% due 12/15/08 (e)                  2,005,648
                5,000,000   Federal Home Loan Mortgage Corp.
                            Collateralized Mortgage Obligation,
                            Series 1518 G, Inverse Floater
                            3.62% due 5/15/23 (e)                      2,180,950
               21,384,661   Federal Home Loan Mortgage Corp.-
                            Government National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 61 SA, Inverse Floater
                            12.625% due 6/17/20 (e)                   21,972,739


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       18
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1997
                                   (UNAUDITED)






                 PRINCIPAL                                              VALUE       % OF
                 AMOUNT ($) ISSUES                                     (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS (CONTINUED)
                2,058,631   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1993-129 S, Inverse Floater
                            4.13787% due 8/25/08 (e)                 $ 1,339,675
                6,600,000   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1993-229 SB, Inverse Floater
                            5.68335% due 12/25/08 (e)                  4,713,390
                  300,000   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1993-221 SG, Inverse Floater
                            2.80349% due 12/25/08 (e)                    181,737
                2,683,270   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1994-13 SK, Inverse Floater
                            7.57544% due 2/25/09 (e)                   2,080,259
                3,000,000   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1994-13 SM, Inverse Floater
                            8.28986% due 2/25/09 (e)                   2,100,450
                6,191,950   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1993-210 SA, Inverse Floater
                            0.00% due 11/25/23 (e)                     2,309,288
                1,696,925   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1994-72 SB, Inverse Floater
                            2.19375% due 4/25/24 (e)                     704,834
                                                                      ----------
                            TOTAL GOVERNMENT AGENCY BONDS
                            (Cost $35,998,942)                        39,588,970   4.31%
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       19
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1997
                                   (UNAUDITED)




                  SHARES                                                VALUE     % OF
                 OR UNITS   ISSUES                                     (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS--54.29%
Annuities &       163,300   John Nuveen & Co., Inc. Class A          $ 4,796,937
Mutual Fund       272,000   Liberty Financial Companies, Inc.         10,710,000
Management &      300,000   SunAmerica, Inc.                          13,800,000
Sales                                                                -----------

                                                                      29,306,937   3.19%
                                                                     -----------
Apparel           150,000   Kleinerts, Inc. (a)                        2,587,500   0.28%
Manufacturers                                                        -----------
Building Products  44,000   Central Sprinkler Corp. (a)                  814,000
& Related         125,000   Cummins Engine Co., Inc.                   7,015,625
                   50,000   H.B. Fuller Co.                            2,681,250
                   33,200   Tecumseh Products Co. Class A              1,792,800
                   98,600   Tecumseh Products Co. Class B              5,127,200
                                                                     -----------
                                                                      17,430,875   1.90%
                                                                     -----------
Business           43,200   Capital Southwest Corp.                    2,943,000   0.32%
Development                                                          -----------
Companies
Closed-End Bond
Funds           1,000,000   American Government Income Fund, Inc.      5,000,000   0.54%
                                                                     -----------
Cogeneration      176,900   Destec Energy, Inc. (a)                    3,692,787   0.40%
Services &                                                           -----------
Small Power
Producers
Computer &        100,000   Novell, Inc. (a)                             756,250   0.08%
Software                                                             -----------
Depository         53,000   Astoria Financial Corp.                    2,073,625
Institutions      218,500   Carver Bancorp, Inc. (a) (b)               2,157,688
                   62,500   First Colorado Bancorp, Inc.               1,000,000
                  149,227   Glendale Federal Bank (a)                  3,712,022
                   53,480   Glendale Federal Bank Warrants (a)           735,350
                   10,000   Letchworth Independent Bancshares Corp.      350,000
                   10,000   Letchworth Independent Bancshares Corp.
                            Warrants (a)                                 130,000
                   34,783   Peoples Heritage Financial Group, Inc.     1,091,317
                   80,000   Security Capital Corp. (a)                 7,120,000
                                                                     -----------
                                                                      18,370,002   2.00%
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       20
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1997
                                   (UNAUDITED)




                  SHARES                                                 VALUE    % OF
                 OR UNITS   ISSUES                                     (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Financial         100,000   AMBAC Inc.                               $ 6,475,000
Insurance         244,100   Enhance Financial Services
                            Group, Inc.                                9,397,850
                  750,000   Financial Security Assurance
                            Holdings Ltd.                             24,281,250
                  120,000   MBIA Inc.                                 11,685,000
                                                                     -----------
                                                                      51,839,100   5.65%
                                                                     -----------
Food              328,000   J & J Snack Foods Corp. (a)                4,182,000
Manufacturers      95,000   Premark International, Inc.                2,327,500
& Purveyors       172,200   Sbarro, Inc.                               4,864,650
                  109,100   Weis Markets, Inc.                         3,054,800
                                                                     -----------
                                                                      14,428,950   1.58%
                                                                     -----------

Foreign Issuers-   85,917   LaSalle Re Holdings, Ltd.                  2,384,197   0.26%
                                                                     -----------
Bermuda
Foreign Issuers   500,000   Nissan Fire & Marine Insurance             1,713,813
-Japan          1,446,000   The Sumitomo Marine &
                            Fire Insurance Co., Ltd.(a)                8,898,637
                  750,000   Tokio Marine & Fire Insurance Co., Ltd.,
                            Sponsored ADR                             36,937,500
                                                                     -----------
                                                                      47,549,950   5.18%
                                                                     -----------
Forest Products    54,400   St. Joe Corp.                              3,950,800   0.43%
                                                                     -----------
Holding Companies  50,000   Aristotle Corp. (a)                          168,750
                   21,400   White River Corp. (a)                      1,348,200
                                                                     -----------
                                                                       1,516,950   0.17%
                                                                     -----------
Insurance Holding 189,978   ACMAT Corp. Class A (a) (b)                2,968,406
Companies         803,669   Danielson Holding Corp. (a) (b) (c)        5,424,766
                   50,000   Fund American Enterprises
                            Holdings, Inc.                             4,993,750
                    5,490   Sen-Tech International Holdings, Inc.
                            (a) (c)                                    1,749,718
                                                                     -----------
                                                                      15,136,640   1.65%
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       21
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
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                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1997
                                   (UNAUDITED)


                  SHARES                                                 VALUE      % OF
                 OR UNITS   ISSUES                                     (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Life Insurance    138,000   ReliaStar Financial Corp.                $ 8,349,000
                  107,600   Security-Connecticut Corp.                 4,963,050
                                                                     -----------
                                                                      13,312,050   1.45%
                                                                     -----------
Manufactured       89,000   Liberty Homes, Inc. Class A                  923,375
Housing            40,000   Liberty Homes, Inc. Class B                  445,000
                   10,800   Palm Harbor Homes, Inc. (a)                  264,600
                                                                     -----------
                                                                       1,632,975   0.18%
                                                                     -----------
Medical Supplies   81,400   Acuson Corp. (a)                           1,973,950
& Services        342,300   Datascope Corp. (a)                        6,161,400
                   88,500   Physio-Control International Corp. (a)     1,106,250
                   90,750   St. Jude Medical, Inc. (a)                 2,949,375
                                                                     -----------
                                                                      12,190,975   1.33%
                                                                     -----------
Membership Sports 237,267   Thousand Trails, Inc. (a) (f)                481,949   0.05%
                                                                     -----------
& Recreation
Clubs
Mortgage          152,800   CMAC Investment Corp.                      5,806,400   0.63%
Insurance                                                            -----------
Motor Vehicles &   50,000   Ford Motor Co.                             1,737,500   0.19%
                                                                     -----------
Cars' Bodies
Real Estate        31,000   Consolidated-Tomoka Land Co.                 503,750
                  176,400   Forest City Enterprises, Inc. Class A      7,629,300
                    3,750   Forest City Enterprises, Inc. Class B        161,250
                   10,000   Royal Palm Beach Colony
                            Limited Partnership Units (a)                  9,062
                                                                     -----------
                                                                       8,303,362   0.90%
                                                                     -----------
Real Estate       480,336   Koger Equity, Inc.                         7,505,250
Investment Trusts     846   Public Storage, Inc.                          22,736
                   16,300   Public Storage Properties XVI, Inc.          326,000
                    5,200   Public Storage Properties XVII, Inc.         100,100
                   15,000   Public Storage Properties XVIII, Inc.        294,375
                                                                      ----------
                                                                       8,248,461   0.90%
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
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                                       22
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1997
                                   (UNAUDITED)


                   SHARES                                      VALUE   % OF
                 OR UNITS   ISSUES                           (NOTE 1)NET ASSETS
------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Security Brokers, 177,150   Alex Brown, Inc.                         $11,404,031
Dealers &         111,800   Jefferies Group, Inc.                      5,184,725
Flotation         335,000   Legg Mason, Inc.                          15,912,500
Companies         225,100   Piper Jaffray Companies, Inc.              3,629,737
                  787,500   Raymond James Financial, Inc.             18,407,812
                  161,941   Ryan, Beck & Co., Inc. (b) (c)               688,249
                                                                     -----------
                                                                      55,227,054   6.01%
                                                                     -----------
Semiconductor      25,000   AG Associates, Inc. (a)                      118,750
Equipment         200,000   Applied Materials, Inc. (a)               10,975,000
Manufacturers     555,700   Electro Scientific Industries,
                              Inc. (a) (b)                            15,490,138
                1,070,000   Electroglas, Inc. (a) (b)                 16,986,250
                1,200,000   FSI International, Inc. (a) (b)           14,400,000
                  200,000   KLA Instruments Corp. (a)                  8,900,000
                  150,000   Photronics, Inc. (a)                       5,193,750
                  400,000   Silicon Valley Group, Inc. (a)             8,225,000
                  169,200   Tencor Instruments (a)                     7,508,250
                  218,700   Veeco Instruments, Inc. (a)                6,834,375
                  262,500   Zygo Corp. (a)                             5,840,625
                                                                     -----------
                                                                     100,472,138  10.94%
                                                                     -----------
Title Insurance   761,200   First American Financial Corp. (b)        24,263,250
                  945,800   Stewart Information Services Corp. (b)    18,088,425
                                                                     -----------
                                                                      42,351,675   4.61%
                                                                     -----------
Venture Capital    87,000   AFC Cable Systems, Inc. (a)                1,914,000
                  200,000   American Physicians Service
                              Group, Inc. (a) (b)                      1,125,000
                  127,000   Analogic Corp.                             3,714,750
                  375,400   Boston Communications Group, Inc. (a)      1,970,850
                  163,500   Evans & Sutherland Computer Corp. (a)      3,801,375
                   51,500   FDP Corp.                                    347,625

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       23
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                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1997
                                   (UNAUDITED)


                  SHARES                                                VALUE       % OF
                 OR UNITS   ISSUES                                     (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Venture Capital   272,500   Glenayre Technologies, Inc. (a)          $ 2,690,937
(continued)       140,600   H & Q Life Sciences Investors (a)          1,634,475
                  154,800   Integrated Systems, Inc. (a)               1,489,950
                  300,000   Interphase Corp. (a) (b)                   2,025,000
                  293,000   Mountbatten, Inc. (a) (b)                  2,563,750
                   53,600   Sparton Corp. (a)                            448,900
                  612,000   Texas Micro, Inc. (a)                      1,530,000
                  306,900   Vertex Communications Corp. (a) (b)        6,483,262
                                                                     -----------
                                                                      31,739,874   3.47%
                                                                     -----------
                            TOTAL COMMON STOCKS,
                            LIMITED PARTNERSHIP UNITS AND
                            WARRANTS (Cost $333,298,501)             498,398,351
                                                                     -----------
--------------------------------------------------------------------------------------------
PREFERRED STOCK--0.13%
Depository         20,000   Glendale Federal Bank Convertible,
Institutions                Non-Cumulative, 8.75%, Series E            1,232,500   0.13%
                            Total Preferred Stock (Cost $500,000       1,232,500
                                                                     ----------
                 INVESTMENT
                 AMOUNT ($)
--------------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.39%
Foreign Currency            Bear Stearns Currency Swap,                  474,987   0.05%
Swap Contracts              Termination Date 4/15/98 (c) (h)
Insurance       3,136,000   Head Insurance Investors LP (c)            3,136,000   0.34%
Holding                                                              -----------
Companies
                            TOTAL OTHER INVESTMENTS
                            (Cost $3,136,000)                          3,610,987
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       24
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                                     [LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1997
                                   (UNAUDITED)


               PRINCIPAL                                                  VALUE     % OF
               AMOUNT ($)   ISSUES                                      (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------
U.S. TREASURY BILLS--39.84%
               11,000,000   U.S. Treasury Bill 5.06%, 5/1/97         $11,000,000
                3,500,000   U.S. Treasury Bill 4.75%, 5/8/97           3,496,767
               35,000,000   U.S. Treasury Bill 4.99%, 5/15/97         34,932,149
                1,870,000   U.S. Treasury Bill 5.05%, 5/15/97 (g)      1,866,328
               44,000,000   U.S. Treasury Bill 5.03%, 8/21/97         43,301,280
              106,000,000   U.S. Treasury Bill 5.10%, 8/28/97        104,216,020
               54,000,000   U.S. Treasury Bill 5.28%, 9/4/97          53,029,080
               65,000,000   U.S. Treasury Bill 5.20%, 9/11/97         63,757,850
               52,915,000   U.S. Treasury Bill 5.64%, 4/2/98 (g)      50,203,106
                                                                     -----------
                            TOTAL U.S. TREASURY BILLS                365,802,580  39.84%
                            (Cost $365,802,580)                      -----------

                            TOTAL INVESTMENT PORTFOLIO--100.78%      925,429,242
                            (Cost $755,456,402)                      -----------
                            LIABILITIES NET OF CASH
                            AND OTHER ASSETS - (0.78%)                (7,193,627)
                                                                     -----------

                            NET ASSETS - 100.00%                    $918,235,615
                            (Applicable to 34,188,530               ============
                            shares outstanding)

Notes:
(a)  Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding common stock of these issuers).
(c)  Restricted/fair valued securities.
(d)  Interest accrued at a current rate of prime + 2%.
(e) Inverse floater coupon rate moves inversely to a designated index, such as LIBOR or COFI, typically at a multiple of the changes in the relevant index rate.
(f)  130,095 shares restricted/fair valued.
(g)  Securities segregated for future Fund commitments.
(h) The Fund is selling 6.3 billion Yen and paying an interest rate of 0.70% in exchange for 50 million U.S. Dollars and an interest rate of 6.32%.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       25
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                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1997
                                   (UNAUDITED)

                  SHARES                                                VALUE      % OF
                 OR UNITS   ISSUES                                     (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------
COMMON STOCKS--56.15%
Financial         35,000    Financial Security Assurance
Insurance                   Holdings Ltd.                            $ 1,133,125  14.72%
                                                                     -----------
Manufactured      17,000    Skyline Corp.                                359,125   4.66%
Housing                                                              -----------
Semiconductor     50,000    FSI International, Inc. (a) (b)              600,000   7.79%
                                                                     -----------
Equipment
Manufacturers
Retail             25,000   Value City Department Stores, Inc. (a)       212,500   2.76%
                                                                     -----------
Title Insurance    10,200   First American Financial Corp. (b)           325,125   4.22%
                                                                     -----------
Venture Capital    50,000   Boston Communications Group, Inc. (a)        262,500
                   77,500   Glenayre Technologies, Inc. (a)              765,312
                   72,500   Shiva Corp. (a)                              666,094
                                                                     -----------
                                                                       1,693,906  22.00%
                                                                     -----------
                            TOTAL COMMON STOCKS--56.15%                4,323,781
                            (Cost $4,486,478)                        -----------
                            CASH AND OTHER ASSETS
                            LESS LIABILITIES--43.85%                   3,376,090
                                                                     -----------

                            NET ASSETS--100.00%                      $ 7,699,871
                            (Applicable to 766,110                   ===========
                            shares outstanding)

Notes:
(a) Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding common stock of these issuers).



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       26
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                                     [LOGO]

                               THIRD AVENUE TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997
                                   (UNAUDITED)

                                                                   THIRD AVENUE
                                                     THIRD AVENUE    SMALL-CAP
                                                      VALUE FUND    VALUE FUND
                                                       ---------    ----------
ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of
     $657,854,613 and $3,557,891, respectively)     $812,765,058    $ 3,398,656
  Affiliated issuers (identified cost of
    $97,601,789 and $928,587, respectively)          112,664,184        925,125
                                                    ------------   ------------
    Total investments (identified cost of
      $755,456,402 and $4,486,478, respectively)     925,429,242      4,323,781

Cash and cash equivalents (Note 1)                       599,130      3,147,434
Receivable for fund shares sold                        4,252,579        404,630
Dividends and interest receivable                        708,397             --
Receivable for securities sold                           220,335             --
Deferred organizational costs (Note 1)                        --         65,126
Other assets                                             137,199         27,069
                                                    ------------   ------------
    Total assets                                     931,346,882      7,968,040
                                                    ------------   ------------

LIABILITIES:
Payable for securities purchased                      11,465,793        204,413
Payable for fund shares redeemed                         690,287            507
Payable to investment adviser                            655,547          4,255
Accounts payable and accrued expenses                    279,954         58,994
Payable to affiliates (Note 3)                            19,686             --
Commitments (Note 6)                                          --             --
                                                    ------------    -----------
    Total liabilities                                 13,111,267        268,169
                                                    ------------    -----------
    Net assets                                      $918,235,615    $ 7,699,871
                                                    ============    ===========

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par
  value, 34,188,530 and 766,110 shares outstanding,
  respectively                                      $738,700,439    $ 8,031,136
Accumulated undistributed net investment income
  (loss)                                               4,067,022         (8,291)
Accumulated undistributed net realized gains
  (losses) from investment transactions                5,495,314       (160,277)
Net unrealized appreciation (depreciation) of
  investments                                        169,972,840       (162,697)
                                                    ------------    -----------

    Net assets applicable to capital shares
      outstanding                                   $918,235,615    $ 7,699,871
                                                    ============    ===========
Net asset value, offering and redemption price
   per share                                              $26.86         $10.05
                                                          ======         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
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                                       27
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                                     [LOGO]

                               THIRD AVENUE TRUST
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                   (UNAUDITED)

                                             THIRD AVENUE      THIRD AVENUE
                                              VALUE FUND   SMALL-CAP VALUE FUND*
                                              -----------   -------------------
INVESTMENT INCOME:
   Interest-unaffiliated issuers             $ 8,641,134     $       --
   Dividends-unaffiliated issuers              2,797,392             --
   Dividends-affiliated issuers                  284,612             --
   Other income                                  222,193             --
                                             -----------     ----------
         Total investment income              11,945,331              0
                                             -----------     ----------
EXPENSES:
   Investment advisory fees (Note 3)           3,309,148          3,927
   Transfer agent fees                           237,809          2,838
   Administration fees (Note 3)                  168,297            921
   Registration and filing fees                  107,159          4,717
   Reports to shareholders                        97,382            691
   Service fees                                   90,730             --
   Custodian fees                                 47,216            460
   Miscellaneous expenses                         45,604            317
   Accounting services                            44,247          1,841
   Legal fees                                     43,283             --
   Insurance expenses                             31,765             67
   Directors' fees and expenses                   30,388          3,866
   Auditing and tax consulting fees               27,325          3,069
   Amortization of organizational expenses
      (Note 1)                                        --            874
                                             -----------     ----------
         Total operating expenses              4,280,353         23,588
                                             -----------     ----------
   Expenses waived and reimbursed (Note 3)            --        (15,297)
                                             -----------     ----------
         Net expenses                          4,280,353          8,291
                                             -----------     ----------
         Net investment income (loss)          7,664,978         (8,291)
                                             -----------     ----------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
   Net realized gains (losses) on
      investments-unaffiliated issuers         7,015,750        (71,236)
   Net realized losses on investments-
      affiliated issuers                              --        (89,041)
   Net change in unrealized appreciation on
      foreign currency swap contracts
      (Note 7)                                   474,987             --
   Net change in unrealized appreciation
     (depreciation) on investments            62,680,675       (162,697)
                                             -----------     ----------
         Net realized and unrealized
           gains (losses)on investments       70,171,412       (322,974)
                                             -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 $77,836,390     $ (331,265)
                                             ===========     ==========
* Third Avenue Small-Cap Value Fund commenced operations April 1, 1997.
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       28
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                                     [LOGO]

                               THIRD AVENUE TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  THIRD AVENUE
                                            THIRD AVENUE            SMALL-CAP
                                             VALUE FUND            VALUE FUND*
                                     --------------------------   -------------
                                         FOR THE                      FOR THE
                                       SIX MONTHS       FOR THE        PERIOD
                                          ENDED           YEAR         ENDED
                                        04/30/97         ENDED        04/30/97
                                       (UNAUDITED)     10/31/96      (UNAUDITED)
                                      ------------    -----------   ------------
OPERATIONS:
  Net investment income (loss)        $ 7,664,978    $ 11,780,896      $ (8,291)
  Net realized gains (losses) on
    investments--unaffiliated issuers   7,015,750         734,777       (71,236)
  Net realized gains (losses) on
    investments--affiliated issuers            --       3,347,022       (89,041)
  Net change in unrealized appreciation
    on foreign currency swap contracts    474,987              --            --
  Net change in unrealized
    appreciation (depreciation)
    on investments                     62,680,675      45,559,872      (162,697)
                                     ------------    ------------    ----------
  Net increase (decrease) in net
    assets resulting from operations   77,836,390      61,422,567      (331,265)
                                     ------------    ------------    ----------

DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                 (13,987,148)     (6,118,869)           --
  Distributions to shareholders from
    net realized gains on investments  (3,539,470)     (2,245,595)           --
                                     ------------    ------------    ----------
                                      (17,526,618)     (8,364,464)            0
                                     ------------    ------------    ----------
Capital share transactions:
  Proceeds from sale of shares        368,835,044     273,608,965     9,603,460
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                      15,121,007       7,089,926            --
  Cost of shares redeemed             (92,877,549)    (79,632,018)   (1,572,324)
                                     ------------    ------------    ----------

Net increase in net assets resulting
  from capital share transactions     291,078,502     201,066,873     8,031,136
                                     ------------     -----------    ----------

Net increase in net assets            351,388,274     254,124,976     7,699,871
Net assets at beginning of period     566,847,341     312,722,365            --
                                     ------------     -----------    ----------

Net assets at end of period
  (including undistributed net
  investment income (loss) of
  $4,067,022, $10,389,192 and
  $(8,291), respectively)            $918,235,615   $566,847,341  $ 7,699,871
                                     ============   ============  ===========
* Third Avenue Small-Cap Value Fund commenced operations April 1, 1997.
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       29
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                                     [LOGO]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1997
                                   (UNAUDITED)


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   ORGANIZATION:
   Third Avenue Trust (the "Trust") is an open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of two separate investment series; Third Avenue Value Fund and Third Avenue Small-Cap Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Each Fund seeks to achieve its investment objective of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While both Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

   Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

   Third Avenue Small-Cap Value Fund seeks to achieve its investment objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.

   ACCOUNTING POLICIES:
   The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.


--------------------------------------------------------------------------------
                                      30
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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   SECURITY VALUATION:
   Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market.

   The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board. Such securities had a total fair value of $13,602,621 or 1.48% of net assets, at April 30, 1997, of Third Avenue Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, the percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME:
   Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.


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                                       31
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                                     [LOGO]

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   ORGANIZATIONAL COSTS:
   Organizational costs of Third Avenue Small-Cap Value Fund are being amortized on a straight line basis over five years from commencement of operations.

   DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income to shareholders and distributions from realized gains on sales of securities are recorded on the ex-dividend date.

   FEDERAL INCOME TAXES:
   The  Funds  have   complied  and  intend  to  continue  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

   CASH AND CASH EQUIVALENTS:
   The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

2. SECURITIES TRANSACTIONS
   PURCHASES AND SALES:
   The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended April 30, 1997 were as follows:

                                                     PURCHASES       SALES
                                                     ---------       -----
Third Avenue Value Fund:
   affiliated                                     $97,601,789           ---
   unaffiliated                                    11,267,077   $39,427,055
Third Avenue Small-Cap Value Fund:
   affiliated                                       2,451,767     1,434,140
   unaffiliated                                     3,859,225       230,098


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                                       32
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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT ADVISORY SERVICES AND DISTRIBUTION AGREEMENT
   Each Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of each Investment Advisory Agreement provides for a monthly fee of 1/12 of .90% (an annual fee of .90%) of the total average daily net assets of each Fund, payable each month. Additionally, under the terms of each Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees, rent and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries and rent are included under the caption Administration. At April 30, 1997, Third Avenue Value Fund had a payable of $19,686 for reimbursement of expenses paid by affiliates. Whenever, in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.9% of the first $100 million of such Fund's average daily net assets, and 1.5% of assets in excess of $100 million, the adviser is obligated to reimburse such Fund in an amount equal to that excess. No expense reimbursement was required for Third Avenue Value Fund for the period ended April 30, 1997. The Adviser reimbursed Third Avenue Small-Cap Value Fund $15,297 for the period ended April 30, 1997.

4. RELATED PARTY TRANSACTIONS
   BROKERAGE COMMISSIONS:
   Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended April 30, 1997, Third Avenue Value Fund and Third Avenue Small-Cap Value Fund incurred total brokerage commissions of $266,770 and $11,414, respectively, of which approximately $233,533 and $11,239 was earned by M.J. Whitman, Inc.


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                                     [LOGO]

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT SECURITIES:
   At April 30, 1997, Third Avenue Value Fund owned the following affiliated securities:

SECURITY NAME                         SHARES OWNED      % OF OUTSTANDING STOCK
-------------                         ------------      ---------------------
   ACMAT Corp. Class A                  189,978                  6.74%
   American Physicians                  215,800 (along with an   5.37%
     Service Group, Inc.                        affiliated
                                                company)
   Carver Bancorp, Inc.                 218,500                  9.44%
   Danielson Holding Corp.              803,669                  5.23%
   Electro Scientific Industries, Inc.  555,700                  6.39%
   Electroglas, Inc.                  1,070,000                  6.09%
   First American Financial Corp.       761,200                  6.45%
   FSI International, Inc.            1,200,000                  5.33%
   Interphase Corp.                     300,000                  5.46%
   Mountbatten, Inc.                    293,000                 11.59%
   Ryan, Beck & Co., Inc.               161,941                  5.01%
   Stewart Information Services Corp.   945,800                 15.12%
   Vertex Communications Corp.          306,900                  6.86%

   At April 30, 1997, the Funds together owned 771,400 shares of First American Financial Corp., representing 6.54% of its outstanding common stock.

   At April 30, 1997, the Funds together owned 1,250,000 shares of FSI International, Inc., representing 5.55% of its outstanding common stock.

5. CAPITAL SHARE TRANSACTIONS
   Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in Capital Stock were as follows:

                                                                 THIRD AVENUE
                                                                   SMALL-CAP
                                    THIRD AVENUE VALUE FUND        VALUE FUND
                                -------------------------------  -------------
                                    FOR THE                          FOR THE
                               SIX MONTHS ENDED    FOR THE        PERIOD ENDED
                                APRIL 30, 1997   YEAR ENDED      APRIL 30, 1997
                                  (UNAUDITED) OCTOBER 31, 1996     (UNAUDITED)
                                -------------- ---------------   --------------
   Increase in Fund shares:
      Shares outstanding at
        beginning of period      23,364,688     14,524,055              0
      Shares sold                13,734,836     12,005,739        925,231
      Shares reinvested from
        dividends and
        distributions               584,726        325,226              0
   Shares redeemed               (3,495,720)    (3,490,332)      (159,121)
                                 ----------     ----------       --------
   Net increase in Fund shares   10,823,842      8,840,633        766,110
                                 ----------     ----------       --------
   Shares outstanding at end of
      period                     34,188,530     23,364,688        766,110
                                 ==========     ==========       ========


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                                     [LOGO]

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. COMMITMENTS
   Third Avenue Value Fund has committed a $5,000,000 capital investment to Head Insurance Investors LP of which $3,136,000 has been funded as of April 30, 1997. Securities valued at $52,069,434 have been segregated to meet the requirements of the commitments to Head Insurance Investors LP and for the terms of the foreign currency swap contract with Bear Stearns.

7. FOREIGN CURRENCY SWAP CONTRACTS
   Third Avenue Value Fund entered into foreign currency swaps denominated in Japanese Yen. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

   Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in foreign exchange rates or in the value of the underlying securities.

   Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts. The statement of operations reflects net unrealized gains on these contracts. At April 30, 1997, the Fund had an outstanding foreign currency swap contract with Bear Stearns that commits the Fund to pay 6.3 billion yen in exchange for 50 million U.S. dollars on April 14, 1998. The Fund will pay 0.70% interest on the 6.3 billion yen and Bear Stearns will pay 6.32% interest on the 50 million U.S. dollars.


8. ANNUAL MEETING OF STOCKHOLDERS

   The Annual Meeting of Stockholders of Third Avenue Value Fund, Inc. was held December 13, 1996 for purposes of considering and acting upon the matters set


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                                       35
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                                     [LOGO]

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   forth in the Proxy Statement and summarized below. A quorum was represented at the Meeting and the voting results are also set forth below.


A. ELECTION OF A BOARD OF TRUSTEES:
                                          FOR             WITHHOLD AUTHORITY
                                          ---              ----------------
   Phyllis W. Beck                   18,401,834                122,305
   Tibor Fabian                      18,405,378                118,761
   Gerald Hellerman                  18,407,176                116,963
   Marvin Moser, MD                  18,399,554                124,585
   Donald Rappaport                  18,406,726                117,413
   Myron M. Sheinfeld                18,396,429                127,710
   Martin Shubik                     18,405,150                118,989
   Charles C. Walden                 18,401,461                122,678
   Martin J. Whitman                 18,406,649                117,490

B. SELECTION BY THE BOARD OF TRUSTEES OF PRICE WATERHOUSE LLP TO AUDIT THE ACCOUNTS OF THE TRUST FOR THE FISCAL YEAR ENDING OCTOBER 31, 1996:

                 FOR          AGAINST         ABSTAIN       NOT VOTED
                 ---          ------          -------       ---------
             18,294,829       76,870          152,440       3,942,294

C. APPROVAL OF THE PROPOSED AGREEMENT AND ARTICLES OF MERGER, WHICH PROVIDE FOR A CONVERSION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS
   TRUST:

                 FOR          AGAINST         ABSTAIN       NOT VOTED
                 ---          ------          -------      ----------
             11,291,740       208,284         594,898      10,371,511



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                                     [LOGO]

                               THIRD AVENUE TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                           Third Avenue
                                                                             SMALL-CAP
                                   THIRD AVENUE VALUE FUND                  VALUE FUND
                    ----------------------------------------------------   -----------
                         FOR THE                                              FOR THE
                       SIX MONTHS                                              PERIOD
                          ENDED                                                ENDED
                     APRIL 30, 1997     YEARS ENDED OCTOBER 31,            APRIL 30, 1997*
                                     -----------------------------------   ---------------
                       (UNAUDITED)   1996   1995       1994      1993    1992    (UNAUDITED)3
                        ----------   ----   -----     -----     -----   -----    ----------
Net Asset Value,
  Beginning of Period   $24.26     $21.53   $18.01    $17.92    $13.57  $12.80    $10.00
                       -------     ------   ------    ------    ------  ------    ------
Income from Investment
  Operations:
  Net investment income
    (loss)                 .25        .53      .38       .29       .18     .19      (.01)
  Net gain on securities
    (both realized and
    unrealized)           3.07       2.76     3.53       .16      4.77     .64       .06
                        ------     ------   ------    ------    ------  ------    -------
  Total from Investment
    Operations            3.32       3.29     3.91       .45      4.95     .83       .05
                        ------     ------   ------     ------   ------  ------    ------
Less Distributions:
  Dividends from net
    investment income     (.57)      (.41)    (.25)     (.22)     (.24)   (.02)     (.00)
  Distributions from
    realized gains        (.15)      (.15)    (.14)     (.14)     (.36)   (.04)     (.00)
                        ------     ------   ------     ------   ------  ------    ------
  Total Distributions     (.72)      (.56)    (.39)     (.36)     (.60)   (.06)     (.00)
                        ------     ------   ------    -------   -------  ------    ------
Net Asset Value,
  End of Period         $26.86     $24.26   $21.53     $18.01   $17.92   $13.57    $10.05
                        ======     ======   ======     ======  =======   ======    ======
Total Return             13.79%2    15.55%   22.31%      2.56%   37.36%    6.50%      .50%2
Ratios/Supplemental
  Data:
  Net Assets, End of
    Period
    (in thousands)    $918,236   $566,847 $312,722   $187,192 $118,958  $31,387    $7,700
  Ratio of Expenses o
    to Average Net
    Assets
    Before
      expense
      reimbursement       1.16%1     1.21%    1.25%      1.16%    1.42%    2.32%     5.42%1
    After expense
      reimbursement         --         --       --         --       --       --      1.90%1
  Ratio of Net Income
    to Average Net
    Assets
    Before
      expense
      reimbursement       2.08%1     2.67%    2.24%      1.85%    1.45%    1.71%    (5.42%)1
    After expense
      reimbursement         --         --       --         --       --       --     (1.90%)1
  Portfolio Turnover
      Rate                   8%2       14%      15%         5%      17%      31%       38%2
  Average Commission
    Rate Paid            .0356      .0318      n/a        n/a      n/a      n/a     .0350


1  Annualized
2  Not Annualized
3  The per share amounts  reflected  above for the Third Avenue  Small-Cap Value
   Fund are not reflective of the Fund's operations as disclosed in the Statement of Operations due to the timing of capital stock transactions during the period.
*  Third Avenue Small-Cap Value Fund commenced operations April 1, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       37
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


                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                  Tibor Fabian
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                 David M. Barse
                Chief Operating Officer, Executive Vice President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                               FPS Services, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                            (800) 443-1021 (tollfree)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIANS
           THIRD AVENUE VALUE FUND       THIRD AVENUE SMALL-CAP VALUE FUND
        North American Trust Company          Custodial Trust Company
                525 B Street                    101 Carnegie Center
          San Diego, CA 92101-4492           Princeton, NJ 08540-6231

                                     [LOGO]
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              Phone (212) 888-6685
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                                www.mjwhitman.com